United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           September 13, 2005                                    0-25753
-----------------------------------------------           ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                                POWER2SHIP, INC.
             (Exact name of registrant as specified in its charter)


                  Nevada                               87-0449667
   ------------------------------          -------------------------------------
  (State or other jurisdiction of         (I.R.S.Employer Identification Number)
   incorporation or organization)



                903 Clint Moore Road, Boca Raton, Florida    33487
               ------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)



                                 (561) 998-7557
               ---------------------------------------------------
              (Registrant's telephone number, including area code)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.01  REGULATION FD DISCLOSURE.

On September 13, 2005, the Company issued a press release announcing the execution of a referral partner agreement with ShipLogix that established a non-exclusive, customer referral arrangement between the parties. A copy of the press release is attached to this report as Exhibit 99.1.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial statements of businesses acquired.

          None.

     (b)  Pro forma financial information.

          None.

     (c)  Exhibits.

          99.1 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   POWER2SHIP,  INC.



Dated:  September  14,  2005                    By:  /s/  Richard  Hersh
                                                     -------------------
                                                Richard  Hersh
                                                Chief  Executive  Officer